UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Mallinckrodt public limited company

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2020. MALLINCKRODT PLC C/O MALLINCKRODT PLC COMPANY SECRETARY 3 LOTUS PARK, THE CAUSEWAY STAINES-UPON-THAMES, SURREY TW18 3AG UNITED KINGDOM Meeting Information* Meeting Type: Annual General Meeting For holders as of: March 13, 2020 Date: May 13, 2020 Time: 9:30 AM, Local Time Location: 3 Lotus Park The Causeway, Staines-Upon-Thames Surrey TW19 3AG United Kingdom *Our current plan is for the Annual General Meeting to be held in person on May 13, 2020, as required by Irish law. However, given the potential risks related to the current coronavirus (COVID-19) pandemic, the Annual General Meeting may be adjourned to a different time and/or venue and/or we may allow participation in the Annual General Meeting by means of remote communication. We will alert shareholders to any changes as soon as possible in accordance with Company’s constitution and applicable laws and regulations. We strongly encourage all shareholders to submit proxy forms promptly to ensure you can vote and be represented at the Annual General Meeting if attending in person is not feasible. You are receiving this communication because you hold shares in the company named above. (This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain D04179-P36718

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K IRISH STATUTORY ACCOUNTS, How to View Online: INCLUDING RELATED REPORTS Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D04180-P36718

Voting Items The Board of Directors recommends a vote FOR the nominees listed under Item 1. Item 1—Election of Directors NOMINEES: 1a. J. Martin Carroll 1b. Paul R. Carter 1c. David Y. Norton 1d. Carlos V. Paya, M.D. 1e. JoAnn A. Reed 1f. Angus C. Russell 1g. Mark C. Trudeau 1h. Anne C. Whitaker 1i. Kneeland C. Youngblood, M.D. The Board of Directors recommends a vote FOR Items 2, 3 and 5 through 9. Item 2—Approve, in a non-binding vote, the re-appointment of the independent auditors and authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration. Item 3—Advisory vote to approve the Company’s executive compensation. The Board of Directors recommends a vote for 1 year for Item 4. Item 4—Advisory vote relating to the frequency of future advisory votes to approve the Company’s executive compensation. Item 5—Approve the Board’s authority to issue shares. Item 6— Authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares. Item 7—Approve the change of name of the Company (Special Resolution). Item 8—Approve the waiver of pre-emption rights (Special Resolution). Item 9—Authorize the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution). D04181-P36718

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